UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2006

SOUTHERN STAR ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30299

(Commission File Number)

20-2514234

(IRS Employer Identification No.)

307-1178 Hamilton Street, Vancouver, B.C., Canada V6B 2S2

(Address of principal executive offices and Zip Code)

(604) 307-4274

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On December 4, 2006 we issued a news release announcing the spudding of its first well in Bossier Parish, Louisiana targeting the Paluxy-Hill Sand, Pettet-Crane, and the Rodessa intervals from 4,600 to 5,500 feet.

Item 9.01.	Financial Statements and Exhibits.
99.1	News release dated December 4, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN STAR ENERGY INC.

By: /s/ Eric Boehnke

Eric Boehnke
President, Secretary and Treasurer

Dated: December 4, 2006

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